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Exhibit 10.330

CONFIDENTIAL	REDACTED VERSION

        [***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TERM SHEET

        This binding Term Sheet sets forth the agreement of Chiron Corporation ("Chiron"), on the one hand, and F. Hoffmann-La Roche Ltd. and Roche Molecular Systems, Inc. (collectively, "Roche"), on the other, with respect to the settlement of their current arbitration relating to royalties ("Arbitration"), through amendment of the HIV Probe License Agreement by and between the parties effective as of October 10, 2000 ("Clinical Diagnostics Agreement") and the Blood Screening HIV Probe License Agreement by and between the parties effective as of January 1, 2001 ("Blood Screening Agreement," collectively with the Clinical Diagnostics Agreement, the "Agreements"). Terms not defined in this Term Sheet have the meanings given to them in the applicable Agreement. This Term Sheet shall become effective as of September 3, 2004.

1.
Definitions:

          a.     "Additional Chiron Patents" means Valid Claims Directed to HIV that cover the manufacture, use, sale, offer for sale, or importation of a Product that are contained within all patents and applications, including future patents or applications, that are based on inventions conceived by CHIRON or its Affiliates [***] but are not CHIRON Licensed Patents, and are owned by Chiron or its Affiliates [***].

          b.     "Excluded Party" [***].

          c.     "Limiting Event," with respect to an Agreement, means (i) the permissible assignment of such Agreement to any Excluded Party, or (ii) any Roche Affiliate that is involved in the businesses to which such Agreement relates becoming directly or indirectly controlled by an Excluded Party (control being defined as set forth in Section 1.2 of such Agreement).

          d.     "Option Products" means Products that are used by or sold to an End User under circumstances and in jurisdictions, such that in the absence of the license granted pursuant to Section 2.5 of the Clinical Diagnostics Agreement, such use or sale would constitute an infringement of a Valid Claim of the CHIRON Future HIV Sequence Patent Rights.

          e.     "Qualified Product" means Licensed Products sold by Roche or the Roche portion of the business of an Excluded Party that, prior to a Limiting Event, Roche had offered for commercial sale or commercially sold or in respect of which Roche had filed with the Food and Drug Administration a Section 510(k) Premarket Notification or a Section 515 Premarket Approval and any improvements of such Licensed Products or modifications thereto after the Limiting Event.

          f.      "Roche Products" means all assays sold by Roche for the detection, quantitation, genotyping or other analyses of nucleic acid sequences Directed to HIV ("Purpose") for use in in vitro diagnostics and/or Blood Screening, including without limitation the following products of Roche: Amplicor HIV-1 test, v. 1.0; Amplicor HIV-1 Monitor test, v. 1.0; Amplicor HIV-1 Monitor test, v. 1.5; COBAS Amplicor HIV-1 Monitor test, v. 1.5; Ampliscreen HIV-1 test, v. 1.5; and COBAS Ampliscreen HIV-1 test, v. 1.5; and all versions of and successors and substitutes therefor.

          g.     "Territory" means the United States, its territories and possessions, Puerto Rico, Canada, and Mexico.

2.
The parties hereby irrevocably stipulate as follows:

          a.     The CHIRON Licensed Patents in the Territory are valid and enforceable;

          b.     The making, use, offer for sale, sale, or importation of any Roche Product in the Territory, where a CHIRON Licensed Patent has issued and prior to the expiration of such CHIRON Licensed Patent, would, in the absence of the licenses granted in the Agreements, as applicable, constitute infringement of one or more claims of such CHIRON Licensed Patent;

          c.     The license fees and royalty payments set forth in the Agreements are due to Chiron for sales of the Roche Products in the Territory;

          d.     Roche releases any claims it asserted in the Arbitration (or arising out of the same facts and circumstances as the claims it asserted in the Arbitration) that are contrary to the foregoing subsections a, b, and c; and

          e.     Chiron and Roche Molecular Systems, Inc., with the express authorization of F. Hoffmann-La Roche Ltd., shall, immediately upon approval of this Term Sheet by Chiron's Board of Directors, execute the stipulation appended hereto as Exhibit A ("Stipulation") and request that the arbitrator in the Arbitration enter an award in the Arbitration consistent with such stipulation. Roche Molecular Systems, Inc. shall thereafter promptly exercise commercially reasonable efforts to support any steps Chiron may undertake to have such stipulated arbitration award promptly confirmed by a court of competent jurisdiction selected by Chiron.

          f.      Nothing in this Term Sheet or the Stipulation shall apply to claims of the CHIRON Licensed Patents that are not directed to the Purpose; by way of example but not by way of limitation, Valid Claims of CHIRON Licensed Patents directed to immunoassays, antigens, antibodies, and/or proteins are expressly excluded from the terms of this Term Sheet and the Stipulation, including, without limitation, Sections 2(a) and 2(b), subject to the final sentence of Section 8(a).

3.
Royalty Provisions. The royalty provisions of the Agreements are amended as follows:

          a.     Clinical Diagnostics Agreement

                i.  All monies already paid to Chiron pursuant to the Clinical Diagnostics Agreement shall be retained by Chiron and are non-refundable, including, without limitation, the Ten Million United States Dollars (USD$10,000,000) U.S. Licensing Fee, any royalties for sales made prior to January 1, 2001, and any royalties for sales made thereafter [***].

               ii.  For sales in Region I during the period from [***], Earned Royalties, as defined in Exhibit A, will be modified as follows:

              x.     [***];

              y.     the Minimum Amount/Test set forth in Paragraph 4 of Exhibit A for the HIV Qualitative Assay field shall be [***]; and

              z.     the Minimum Amount/Test set forth in Paragraph 4 of Exhibit A for the HIV Quantitative Assay field shall be [***].

              iii.  On or within 10 days following January 1, 2005, Roche shall pay Chiron Fifty-Two Million United States Dollars (USD52,000,000) in cumulative Earned Royalties for sales made in Region I after January 1, 2005 and continuing through the life of the applicable CHIRON Licensed Patent(s). Subject to Section 5, such payment shall be nonrefundable. Upon this Term Sheet becoming binding on all of the parties pursuant to Section 10, the definition of "CHIRON Licensed Patents" in the Clinical Diagnostics Agreement shall be expanded to include the "Additional Chiron Patents." Subject to Sections 5 and 6, upon the payment of such amount, nothing further shall be due to Chiron from Roche in consideration of the licenses granted pursuant to Sections 2.1 and 2.3 of the Clinical Diagnostics Agreement for sales in Region I of CHIRON Licensed Products made after January 1, 2005.

              iv.  With respect to CHIRON Future HIV Sequence Patent Rights acquired by Chiron [***], pursuant to Section 2.5 of the Clinical Diagnostics Agreement, Chiron agrees to grant such rights to Roche on the following payment terms:

              w.    [***]

              x.     [***]

              y.     Roche's payment obligations for sales of Option Products not established by subsections w and x shall be [***] and resolved, if necessary, through the ADR process in accordance with Article 10 of the Clinical Diagnostics Agreement to determine the terms that are commercially reasonable.

              z.     The terms of the Clinical Diagnostic Agreement shall be modified as necessary to make such Agreement (i) no less protective of Chiron with respect to licenses granted pursuant to Section 2.5 than such Agreement is with respect to the licenses set forth in Sections 2.1 and 2.3, including, by way of example but not limitation, with respect to payment, reporting, and audit rights; and (ii) consistent with any agreement under which Chiron acquires any CHIRON Future HIV Sequence Patent Rights [***], including, by way of example but not limitation, with respect to payment, reporting, and audit rights.

          b.     Blood Screening Agreement

                i.  All monies already paid to Chiron pursuant to the Blood Screening Agreement shall be retained by Chiron and are non-refundable, including, without limitation, any royalties for sales made prior to [***].

               ii.  For sales in Region II during the period from [***], the Earned Royalty Amounts under Exhibit A will be modified as follows:

              x.     the applicable Earned Royalty Amount for Blood Screening will be [***]; and

              y.     the applicable Earned Royalty Amount for Plasma Fractionation will be [***].

              iii.  On or within 10 days following January 1, 2005, Roche shall pay Chiron Twenty-Six Million United States Dollars (USD26,000,000) in cumulative Earned Royalties for sales made in Region II after January 1, 2005 and continuing through the life of the applicable CHIRON Licensed Patent(s). Subject to Section 5, such payment shall be nonrefundable. Upon this Term Sheet becoming binding on all of the parties pursuant to Section 10, the definition of "CHIRON Licensed Patents" in the Blood Screening Agreement shall be expanded to include the "Additional Chiron Patents." Subject to Sections 5 and 6, upon the payment of such amount, nothing further shall be due to Chiron from Roche in consideration of the licenses granted pursuant to Section 2.1 of the Blood Screening Agreement for sales in Region II of CHIRON Licensed Products made after January 1, 2005.

4.
For purposes of this Term Sheet, a Product shall be deemed to have been sold in the Region in which the Product is used by an End User resulting in the Product's consumption, operation, destruction, or loss of activity.

5.
a.    At any time on or after January 25, 2005, Roche may notify Chiron that it desires a partial refund of the payments made pursuant to Sections 3(a)(iii) and 3(b)(iii). Roche's request shall be deemed to have been made on the Refund Request Date set forth in Exhibit C that immediately follows the effective date of such notice. Within forty-five (45) days after such Refund Request

  Date, Chiron shall refund to Roche the Refund Amounts set forth on Exhibit C for each Agreement that correspond to such Refund Request Date.

          b.     As of such Refund Request Date, the payments made by Roche pursuant to Section 3(a)(iii) shall no longer be deemed to be cumulative Earned Royalties for sales made in Region I after January 1, 2005 under the Clinical Diagnostics Agreement. Under the Clinical Diagnostics Agreement, from such Refund Request Date through the Term of the Clinical Diagnostics Agreement:

                i.  the Earned Royalty rate for sales of Licensed Products in the Territory shall be the Clinical Diagnostics Earned Royalty Rate set forth in Exhibit C that corresponds to such Refund Request Date;

               ii.  the Minimum Amount/Test set forth in Paragraph 4 of Exhibit A for the HIV Qualitative Assay field shall be the Minimum Amount/Test for the HIV Qualitative Assay field set forth in Exhibit C that corresponds to such Refund Request Date; and

              iii.  the Minimum Amount/Test set forth in Paragraph 4 of Exhibit A for the HIV Quantitative Assay field shall be the Minimum Amount/Test for the HIV Quantitative Assay field set forth in Exhibit C that corresponds to such Refund Request Date.

          c.     As of such Refund Request Date, the payments made pursuant to Section 3(b)(iii) shall no longer be deemed to be cumulative Earned Royalties for sales made in Region II after January 1, 2005 under the Blood Screening Agreement. Under the Blood Screening Agreement, from such Refund Request Date through the through the Term of the Blood Screening Agreement:

                i.  the applicable Earned Royalty Amount for Blood Screening shall be the Earned Royalty Amount for Blood Screening set forth in Exhibit C that corresponds to such Refund Request Date; and

               ii.  the applicable Earned Royalty Amount for Plasma Fractionation shall be the Earned Royalty Amount for Plasma Fractionation set forth in Exhibit C that corresponds to such Refund Request Date.

          d.     After October 2, 2006, Roche shall no longer be entitled to any refund pursuant to this Section 5.

6.
Except with respect to products as to which Earned Royalties will be paid at adjusted rates and amounts pursuant to Section 5 and Exhibit C and products coming within the terms of Section 7, the most favored nations provisions of the Agreements shall be of no further force or effect, retrospectively, currently, or prospectively, with respect to Region I, in the case of the Clinical Diagnostics Agreement, and Region II, in the case of the Blood Screening Agreement.

7.
a.    Except as provided in Sections 7(b) and 7(c), the royalty provisions of the Agreements as amended by this Term Sheet will not benefit any Excluded Party (as defined above) or apply to any products developed by or on behalf of any Excluded Party. Rather, to the extent any such person or product benefits from the licenses granted under the Agreements, the royalty provisions set forth in the Agreements prior to their amendment by this Term Sheet shall apply.

          b.     If a Limiting Event should occur with respect to the Clinical Diagnostics Agreement, the royalty provisions of this Term Sheet, including, without limitation, the payments made pursuant to Section 3(a)(iii):

                i.  shall apply in the twelve-month period following such Limiting Event with respect to, and only with respect to a volume of Qualified Products having an aggregate selling price equal to [***], and

               ii.  shall apply in each of the successive twelve-month periods following such Limiting Event with respect to, and only with respect to a volume of Qualified Products [***].

          c.     If a Limiting Event should occur with respect to the Blood Screening Agreement, the royalty provisions of this Term Sheet, including, without limitation, the payments made pursuant to Section 3(b)(iii):

                i.  shall apply in the twelve-month period following such Limiting Event with respect to, and only with respect to a volume of Qualified Products having an aggregate selling price equal to [***], and

               ii.  shall apply in each of the successive twelve-month periods following such Limiting Event with respect to, and only with respect to a volume of Qualified Products [***].

8.            a.    [***].

          b.     [***].

9.
Each party shall bear its own fees incurred in connection with the Arbitration and shall bear half the expenses of the arbitrator.

10.
By executing this Term Sheet, each party agrees to be bound by its terms, subject in the case of Chiron to approval by the Chiron Board of Directors. It is the current intention of the parties to execute definitive amendments to the Agreements that will supercede this Term Sheet, however, if such definitive amendments are not prepared and/or executed by the parties, this Term Sheet will remain binding upon the parties. This Term Sheet (including the Stipulations in Exhibits A and B and the chart in Exhibit C hereto, which are incorporated herein by reference), the Agreements, and the Settlement Agreement effective as of October 10, 2000 constitute the complete agreement between the parties and supersede all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Term Sheet. No party shall rely on any oral or written representation other than as expressly set forth herein. This Term Sheet and all matters arising out of or relating to this Term Sheet shall be interpreted and enforced under the laws of the State of New York. The provisions of Section 9 of the Settlement Agreement effective as of October 10, 2000 shall apply to any dispute arising out of or relating to this Term Sheet.

11.
Each party may issue a press release disclosing the existence of this Term Sheet. The terms of this Term Sheet and the definitive agreements based on this Term Sheet ("Terms") will be "Information" of both parties pursuant to Article 8 of the Clinical Diagnostics Agreement. Notwithstanding the foregoing, (i) the Terms shall be expressly subject to Section 8.4 of the Clinical Diagnostics Agreement and (ii) Chiron may disclose such Terms to [***], provided that the recipient of such disclosure has agreed to confidentiality obligations applicable to the Terms no less restrictive than those contained in Article 8 of the Clinical Diagnostics Agreement.

12.
This Section 12 shall be immediately binding on each party upon execution of this Term Sheet by all of Chiron, Roche Molecular Systems, Inc., and F. Hoffmann-La Roche Ltd. At such time, each of Chiron and Roche Molecular Systems, Inc. shall execute the Renewed Stipulation Re Delayed

  Rendering of Award appended hereto as Exhibit B and promptly submit such stipulation to the arbitrator in the Arbitration.

AGREED TO AND ACCEPTED BY:
Chiron Corporation
By:	/s/ JEKENT

Date:	Sept. 3, 2004

AGREED TO AND ACCEPTED BY:
F. Hoffmann-La Roche Ltd.
By:	/s/ HEINO VON PRONDZYNSKI

/s/ ROBERT YATES

Date:	3 Sept 04

AGREED TO AND ACCEPTED BY:
Roche Molecular Systems, Inc.
By:	/s/ H. DREISMANN

Date:	September 3, 2004

CONFIDENTIAL	REDACTED VERSION

EXHIBIT A

BEFORE THE HONORABLE
CHARLES B. RENFREW, ARBITRATOR

IN THE MATTER OF THE ARBITRATION BETWEEN CHIRON CORPORATION,
Claimant	STIPULATED ARBITRATION AWARD
AND ROCHE MOLECULAR SYSTEMS, INC.,
Respondent

Stipulation

        Chiron Corporation and Roche Molecular Systems, Inc., on behalf of themselves and their affiliates, hereby irrevocably stipulate as follows:

1.
"Agreements" means the HIV Probe License Agreement by and between the parties effective as of October 10, 2000 and the Blood Screening HIV Probe License Agreement by and between the parties effective as of January 1, 2001;

2.
"Blood Screening" means the commercial use of products that detect nucleic acid sequence(s) for: (a) the screening of blood, plasma or blood components intended for transfusion or for use in blood products (e.g., without limitation, immunoglobulins); or (b) confirmatory or supplemental testing of the same samples otherwise screened for purposes described in (a);

3.
"Directed to HIV" means that the claim or technology in question is directed to methods, compositions, reagents or kits specifically for use in nucleic acid-based diagnostic assays for the detection of HIV nucleic acid sequence(s), or specifically for use in the manufacture of any compositions or reagents for use in, or manufacture of nucleic acid-based diagnostic assays for detection of HIV nucleic acid sequence(s) (excluding, for example, polymerase chain reaction claims and technology and other methods for detection of nucleic acid sequence(s) generally which involve nucleic acid amplification). The terminology "specifically for use" as used in this definition, is intended to exclude inventions suitable for use with viruses or analytes other than HIV (including by way of example and not by way of limitation, inventions relating to polymerase chain reaction, or assay formats, improved expression systems, detectable labels, instrumentation, packaging and the like), which shall not be considered "specifically for use" in HIV detection as contemplated by this definition and shall therefore not be considered as "Directed to HIV" hereunder;

4.
"HIV" means any viral isolate of the human immunodeficiency virus classified as HIV by the International Committee on the Taxonomy of Viruses (or any body that replaces such Committee) or any subtype of such isolate and further includes any isolate that is at least forty percent (40%) homologous to any such isolate and of the same genomic type and substantially the same genomic organization, any isolate that has a genome that either hybridizes to or is substantially identical to any such isolate or its compliment, and any defective or modified form of any of the above isolates;

5.
"Patent" means U.S. Patent No. 6,531,276 B1;

6.
"Roche Products" means all assays sold by Roche Molecular Systems, Inc. for the detection, quantitation, genotyping or other analyses of nucleic acid sequences Directed to HIV for use in in vitro diagnostics and/or Blood Screening, including without limitation the following products of Roche Molecular Systems, Inc.: Amplicor HIV-1 test, v. 1.0; Amplicor HIV-1 Monitor test, v. 1.0; Amplicor HIV-1 Monitor test, v. 1.5; COBAS Amplicor HIV-1 Monitor test, v. 1.5; Ampliscreen HIV-1 test, v. 1.5; and COBAS Ampliscreen HIV-1 test, v. 1.5; and all versions and successors and substitutes therefor;

7.
The Patent is valid and enforceable;

8.
The making, use, offer for sale, sale, or importation into the United States of any Roche Product would, in the absence of the licenses granted in the Agreements, as applicable, constitute infringement of one or more claims of the Patent;

9.
The license fees and royalty payments set forth in the Agreements are due to Chiron for sales of the Roche Products in the United States;

10.
Roche Molecular Systems, Inc., on behalf of itself and its affiliates, releases any claims it asserted in the Arbitration (or arising out of the same facts and circumstances as the claims it asserted in the Arbitration) that are contrary to the foregoing Sections 7, 8, and 9; and

11.
The parties hereby request that the Arbitrator enter an award in the above-captioned Arbitration consistent with the forgoing stipulation. Roche Molecular Systems, Inc. shall thereafter promptly exercise commercially reasonable efforts to support any steps Chiron may undertake to have such stipulated arbitration award promptly confirmed by a court of competent jurisdiction selected by Chiron.

Date: August , 2004	Agreed:

Stephen S. Rabinowitz FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
Charles B. Cohler PAUL, HASTINGS, JANOFSKY & WALKER LLP Attorneys for Roche Molecular Systems, Inc.
Date: August , 2004	Agreed:

Rachel Krevans Mathew I. Kreeger Wesley E. Overson Lawrence B. Berroya Peter P. Meringolo MORRISON & FOERSTER LLP Attorneys for Chiron Corporation
IT IS SO ORDERED.
By:
Hon. Charles B. Renfrew, Arbitrator
Date:

CONFIDENTIAL	REDACTED VERSION

EXHIBIT B

BEFORE THE HONORABLE
CHARLES B. RENFREW, ARBITRATOR

IN THE MATTER OF THE ARBITRATION BETWEEN CHIRON CORPORATION,
Claimant	RENEWED STIPULATED RE DELAYED RENDERING OF AWARD
AND ROCHE MOLECULAR SYSTEMS, INC.,
Respondent

Stipulation

        Chiron Corporation and Roche Molecular Systems, Inc., on behalf of themselves and their affiliates, jointly agree and stipulate as follows:

        Notwithstanding Section 9(d)(12) of Settlement Agreement by and between the parties effective as of October 10, 2000, which requires that the Arbitrator render an award in this Arbitration together with a decision on the award in writing ("Award") within seven calendar days following the submission of post-hearing briefs, the parties jointly request that the Arbitrator not render the Award prior to September 14, 2004, at 4:00 p.m.

Date: August , 2004	Agreed:

Stephen S. Rabinowitz FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
Charles B. Cohler PAUL, HASTINGS, JANOFSKY & WALKER LLP Attorneys for Roche Molecular Systems, Inc.
Date: August , 2004	Agreed:

Rachel Krevans Mathew I. Kreeger Wesley E. Overson Lawrence B. Berroya Peter P. Meringolo MORRISON & FOERSTER LLP Attorneys for Chiron Corporation

CONFIDENTIAL	REDACTED VERSION

EXHIBIT C

REFUND SCHEDULE AND ADJUSTED ROYALTY RATES

Refund Request Date	Refund Amount: Clinical Diagnostics (MM)	Refund Amount: Blood Screening (MM)	Clinical Diagnostics Earned Royalty Rate	Minimum Amount/Test: HIV Qualitative Assay	Minimum Amount/Test: HIV Quantitative Assay	Earned Royalty Amount: Blood Screening	Earned Royalty Amount: Plasma Fractation
2/1/05	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3/31/05	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6/30/05	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9/30/05	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12/31/05	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6/30/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10/2/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12/31/06	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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  Exhibit 10.330
TERM SHEET
EXHIBIT A
EXHIBIT B
EXHIBIT C REFUND SCHEDULE AND ADJUSTED ROYALTY RATES